                                                                    EXHIBIT 10.1
                         SUBSEQUENT TRANSFER AGREEMENT

                 Pursuant to this Subsequent Transfer Agreement, dated as of June 27, 1996, by and between AAMES CAPITAL CORPORATION (the "SELLER") and BANKERS TRUST COMPANY OF CALIFORNIA, N.A., in its capacity as trustee for Aames Mortgage Trust 1996-B (the "TRUSTEE"), and pursuant to that certain Pooling and Servicing Agreement dated as of June 1, 1996 (the "POOLING AND SERVICING AGREEMENT"), by and between Seller, as seller and servicer, and Trustee, as trustee, Seller and Trustee agree to the sale by Seller and the purchase by Trustee of additional mortgage loans (the "SUBSEQUENT MORTGAGE LOANS") to be included in Group I or Group II as listed on the Additional Loan Schedule attached hereto as Schedule A.

                 Capitalized terms used and not defined herein shall have their respective meanings as set forth in the Pooling and Servicing Agreement.

                 Section 1.       Purchase and Conveyance of Subsequent
Mortgage Loans.

                 (a) Seller does hereby sell, transfer, assign, set over and convey to Trustee:

                           (i) all right, title and interest of Seller in and to the Subsequent Mortgage Loans owned by it and listed on Schedule A hereto, including, without limitation, the related Mortgages, Mortgage Files and Mortgage Notes, and all payments on, and proceeds with respect to, such Subsequent Mortgage Loans received on and after the Subsequent Cut-off Date except such payments and proceeds as the Servicer is entitled to retain pursuant to the express provisions of the Pooling and Servicing Agreement;

                           (ii) all right, title and interest of Seller in the Mortgages on the properties securing the Subsequent Mortgage Loans, including any related Mortgaged Property acquired by or on behalf of the Trust by foreclosure or deed in lieu of foreclosure or otherwise;

                           (iii) all right, title and interest of Seller in and to any rights in or proceeds from any insurance policies (including title insurance policies) covering the Subsequent Mortgage Loans, the related Mortgaged Properties or Mortgagors and any amounts recovered from third parties in respect of any Subsequent Mortgage Loans that became Liquidated Mortgage Loans; and

                           (iv)   the proceeds of all of the foregoing.

                 (b) With respect to each Subsequent Mortgaged Loan, Seller, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to Trustee each item set forth in Section 2.01 of the Pooling and Servicing Agreement. The transfer to Trustee by Seller of the Subsequent Mortgage Loans identified on Schedule A hereto shall be absolute and is intended by Seller, the Servicer, Trustee and the Certificateholders to constitute and to be treated as a sale by Seller.

                 (c) The expenses and costs related to the delivery of the Subsequent Mortgage Loans, this Agreement and the Pooling and Servicing Agreement shall be borne by Seller.

                 (d) Additional terms of the sale, including the purchase price, are set forth on Attachments A and B hereto separated by Mortgage Loan Group and will be specified in the Coverage Amount Identification Notice.

                 Section 2.       Representations and Warranties; Conditions
Precedent.

                 (a) Seller hereby affirms the representations and warrantees set forth in Section 2.05 of the Pooling and Servicing Agreement that relate to the Subsequent Mortgage Loans as of the date hereof. Seller hereby affirms that each of the conditions set forth in Section 2.02 of the Pooling and Servicing Agreement (except such conditions which are required to be satisfied as of the end of the Commitment Period) is satisfied as of the date hereof.

                 (b) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Agreement shall control over the conflicting provisions of the Pooling and Servicing Agreement.

                 Section 3.       Recordation of Agreement.

                 This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense, in the event such recordation materially and beneficially affects the interest of Certificateholders.

                 For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all such counterparts shall constitute but one and the same instrument.

                 Section 4.       Governing Law.

                 This Agreement shall be construed in accordance with the laws of the State of California and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                 Section 5.       Successors and Assigns.

                 This Agreement shall inure to the benefit of and be binding upon Seller and Trustee and their respective successors and assigns.

                             AAMES CAPITAL CORPORATION,
                             as Seller


                             By: /s/ Mark E. Elbaum
                                ------------------------------------------------
                             Name:   Mark E. Elbaum
                             Title:  Senior Vice President - Finance



                             BANKERS TRUST COMPANY OF
                             CALIFORNIA, N.A., as
                             Trustee for Aames Mortgage Trust 1996-B


                             By: /s/ Nana Palmer
                                ------------------------------------------------
                             Name:   Nana Palmer
                             Title:  Vice President

State of California        )
                           )     ss:
County of Los Angeles      )



                 On the 26th day of June, 1996, before me, a notary public in and for said County and State, personally appeared MARK E. ELBAUM, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.




[Notorial Seal]                               /s/ Katherine L. Murray
                                       ----------------------------------
                                                   Notary Public

State of California        )
                           )     ss:
County of Los Angeles      )



                 On the 27th day of June, 1996, before me, a notary public in and for said County and State, personally appeared Nana Palmer, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.




[Notorial Seal]                                      /s/ Whitney Knox
                                            ------------------------------------
                                                         Notary Public

                                  ATTACHMENT A


Subsequent Transfer Date:                                                                June 27, 1996

Subsequent Cut-off Date:                                                                 June 27, 1996

Aggregate of the Principal Balances of
  Group I Subsequent Mortgage Loans:                                                    $20,538,945.47

Aggregate of the Purchase Prices of Group I
  Subsequent Mortgage Loans:                                                            $19,511,998.19

Number of Subsequent Mortgage Loans
  in Group 1:                                                                                      352

                                  ATTACHMENT B



Subsequent Transfer Date:                                                                      June 27, 1996

Subsequent Cut-off Date:                                                                       June 27, 1996

Aggregate of the Principal Balances of
  Group II Subsequent Mortgage Loans:                                                         $22,791,013.59

Aggregate of the Purchase Prices of Group II
  Subsequent Mortgage Loans:                                                                  $21,651,462.91

Number of Subsequent Mortgage Loans
  in Group II:                                                                                           261

                            CERTIFICATE PURSUANT TO
              SECTION 2.02 OF THE POOLING AND SERVICING AGREEMENT



                 The undersigned, Mark E. Elbaum, Senior Vice President - Finance of Aames Capital Corporation, a California corporation (the "COMPANY"), does certify that:

                 (i) this certificate is signed pursuant to Section 2.02 of the Pooling and Servicing Agreement, dated as of June 1, 1996 (the "POOLING AND SERVICING AGREEMENT"), by and between the Company and Bankers Trust Company of California, N.A., as Trustee;

                 (ii) each condition precedent specified in Section 2.02 of the Pooling and Servicing Agreement and the Subsequent Transfer Agreement dated as of June 27, 1996 has been satisfied as of the date hereof;

                 (iii) each of the representations and warranties set forth in Section A of Schedule II to the Pooling and Servicing Agreement is made at the date hereof;

                 (iv) the Company was not insolvent nor was made insolvent by the transfer of the related Subsequent Mortgage Loans nor is aware of any pending insolvency at the date hereof; and

                 (v) the addition of the Subsequent Mortgage Loans will not result in a material adverse tax consequence to the Trust or the Holders of Class A Certificates.

                 Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Pooling and Servicing Agreement.

                 IN WITNESS WHEREOF, the undersigned has hereunto signed his name as of the 27th day of June, 1996.



                                            /s/ Mark E. Elbaum
                                           -----------------------------------
                                           Mark E. Elbaum
                                           Senior Vice President - Finance